SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.     20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 1999 (Date of Earliest Event
Reported: October 18, 1999)

YP.NET, INC. FORMERLY DOING BUSINESS
AS "RIGL CORPORATION"


Nevada                      	0-24217              85-026668

(State or other            (Commission File      (IRS Employer
jurisdiction of		 	                 Number)		      I.D. No.)
incorporation)

4840 East Jasmine Street, Suite 105, Mesa, Arizona        85205
(Address of principal executive officers)            (Zip Code)

Registrant's telephone number, including area code: 480.654.9646
(Former name of former address, if changed since last report)
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ITEM 5: Other Events.
	YP.Net, Inc., formerly known as RIGL Corporation reports the appointment of three new members to their Board of Directors and the change of its name to YP.Net, Inc.

	First, two new people were appointed to the Board of Directors of YP.Net, Inc. within the last few weeks.

	Mr. Gregory D. Cessna has been appointed as a member of the Board of Directors for YP.Net, Inc. Cessna holds a Bachelor of Science Degree from Indiana University in Pennsylvania in Chemistry. His areas of expertise include management leadership in technology based markets. Cessna has held management positions for the past 20 years in such companies as Pennsylvania Electric Company and Extrel Corporation, and serves currently as the President of ABB-Extrel Corporation.

	Mr. Deval Johnson has been appointed as a member of the Board of Directors of YP.Net, Inc. Johnson has been involved in the conceptualization, implementation and initialization of several start-up companies, the latest of which is Yellow-Page.Net, Inc. Johnson has extensive knowledge in the commercial printing business serving in the pre-press division of PrintPro prior to joining YP.Net, Inc. Johnson is also responsible for the design of the in-house sales presentation, creation of the corporate logo and business package for Yellow-Page.Net and the newly created YP.Net, Inc.
Johnson has extensive knowledge and background in website promotion, interactive design and Internet advertising.

	Second, Ms. Pamela Thompson has been appointed to the position of Chief Financial Officer to YP.Net, Inc.
Thompson holds a B.S. from Moorhead State University in
Accounting. Thompson is a member of the Arizona Society of Certified Public Accountants, American Institute of
Certified Public Accountants, and Arizona Women's Society of Certified Public Accountants. Prior to coming on as YP.Net, Inc.'s Chief Financial Officer, Thompson practiced public accounting for the international firm Pannell, Kerr & Forrester.

	Finally, the Company reports its official name change from RIGL Corporation to YP.Net, Inc. The following is a brief description of the chain of events in the acquisition of Telco Billing, Inc. by RIGL
Corporation and the name change.

	On June 15, 1999 Registrant completed the acquisition of 100% of Telco Billing, Inc. (d/b/a/ Yellow-Page.NET, Inc.).
On August 12, 1999 the acquisition by RIGL of Telco Billing, Inc., was adopted by the shareholders. The number of shares outstanding at the time of such adoption and entitled to vote was 38,524,603. The number of shares voted for the amendment were 25,176,771. The number of votes for the purchase of Telco Billing, Inc. were sufficient for approval. On September 13, 1999, RIGL Corporation filed an Application for New Authority to Transact Business in Arizona.
September 15, 1999 Registrant filed Re-stated Articles of Incorporation announcing its official name change from RIGL Corporation to YP.Net, Inc. YP.Net, Inc.
received new (Committee on Uniform Security Identification Procedures) CUSIP Number with accepted name change on September 23, 1999. Finally, on October 1, 1999 official name change completed. Office of Market Operations changed trading symbol for YP.Net, Inc. formerly known as RIGL Corporation.

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Item 6: Resignation of Registrant's Directors.

	Effective October 18, 1999, Kevin L. Jones officially resigned as Chairman of the Board of YP.Net, Inc.
Please find Kevin L. Jones' October 18, 1999 resignation letter attached herein (Exhibit 17i). Exhibit 17ii is YP.Net,
Inc.'s response to Kevin L. Jones' resignation letter.

 On or about October 27, 1999, Mr. Jones was terminated as President of the Company. William D. O'Neal has been appointed as interim
President by the Board of Directors and will serve in such capacity unitl such time as a successor has been appointed.

	Effective November 1, 1999, Mr. O'Neal
officially resigned as Chairman of the Board of YP.Net, Inc. Mr. O'Neal will continue to serve as General
Counsel and interim President to YP.Net, Inc. Please find Mr. O'Neal's resignation letter attached herein (Exhibit 17iii).

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Item 6: EXHIBIT INDEX

17i: Resignation Letter of Kevin L. Jones,
October 18, 1999

17i: Response to Kevin L. Jones' Resignation by Board of Directors, YP.Net, Inc.

17ii: Resignation Letter of William D. O'Neal,
November 1, 1999

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SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



___/s/ William D. O'Neal____
William D. O'Neal
Interim President & General Counsel
YP.Net, Inc.

Date: November 2, 1999


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EXHIBIT 17i:

Resignation Letter from Kevin L. Jones

					October 18, 1999

To the Board of Directors
YP.Net, Inc.

Gentlemen:

	It is with regret that I must inform you of my decision to resign as the Chairman of the Board and as a Board member from YP.Net, Inc. This action is not taken lightly and arose due to a series of events.

	A certain faction arose inside YP.Net, Inc.
that was seriously undermining the direction of the Corporation and took actions or influenced individuals to act in certain non-beneficial manners. This has slowly been building since the acquisition of Telco
Billing, Inc.

	I have tried to inform management and other
Board members of misrepresentations and ambiguities as to the financial status of Telco Billing, Inc. and its client base as represented to this Corporation.
This information concerning potential misrepresentation and ambiguities has just recently come to my attention through analysis work performed on the historical data of Telco Billing, Inc.

	In my recent letter to the Board, I requested that this be investigated further to determine the extent and nature and possible remedies available to the Corporation.
Through certain individuals I was made aware that this would be placed in the record, but no action was going to be taken at this time.

	This is not acceptable to me. This therefore leaves me no alternative, but to resign immediately.


					Sincerely Yours,

					____/s/ Kevin L. Jones______

					Kevin L. Jones

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Exhibit 17ii:

Board of Directors' Response to the Resignation of Kevin Jones

October 27, 1999

From: Board of Directors of RIGL Corporation RIGL Corporation
4840 East Jasmine,
Suite 105 Mesa, Arizona, 85205

 This letter sets forth the response of the Board of Directors' of YP.Net, Inc. (the "Company") to the resignation letter of Kevin Jones dated October 18, 1999 notifying the Board of Directors of his resignation as a Director of the Company.

 On October 18, 1999 at 10:00 a.m., the Board reconvened to continue a Board Meeting originally began on October 11, 1999, to consider a letter presented to the Board on October 18, 1999 by Kevin Jones alleging certain misrepresentations regarding the financial condition of Telco Billing, Inc. ("Telco") for the period ending May 31, 1999. Contrary to Mr. Jones' resignation letter, the Board deemed it in the best interest of the Company that it obtain an independent review to clarify the allegations in Mr. Jones' letter before taking any further action.

_____/s/Board of Directors for YP.Net, Inc._____
Board of Directors for YP.Net, Inc.

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EXHIBIT 17iii:

NOTICE OF RESIGNATION

Dated: November 1, 1999
TO:   Board of Directors of RIGL Corporation RIGL Corporation
4840 East Jasmine, Suite 105 Mesa Arizona 85205
Fr:	William D. O' Neal, Esquire NOTICE:

 I have enjoyed a positive experience serving with each of you as a member of the Board of Directors. As you know
I have held certain reservations about serving both as a member of the board and as General Counsel to the Company.
As a result I have determined that I can no longer serve as a member of the board and I hereby tender my resignation in that capacity, effective immediately.

I look forward to continuing to work with each of you as General Counsel and interim President to YP.Net, Inc..


____/s/William D. O' Neal_____
William D. O' Neal

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